PEAR TREE FUNDS
SUPPLEMENT DATED SEPTEMBER 22, 2016
TO
SUMMARY PROSPECTUS AND PROSPECTUS DATED AUGUST 1, 2016,

PEAR TREE PANAGORA EMERGING MARKETS FUND
Ordinary Shares (Ticker Symbol: QFFOX)
Institutional Shares (Ticker Symbol: QEMAX)

As of September 22, 2016, the Summary Prospectus and Prospectus of the Pear Tree Funds (the "Trust") dated August 1, 2016, are hereby amended as follows:

Summary Prospectus and Prospectus.

"Principal Investment Strategies" in the Summary Prospectus and Prospectus are hereby amended in their entireties as follows:

Principal Investment Strategies
Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI, Inc. from a country included in the MSCI Emerging Markets Index ("MSCI EM").  Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe.  Emerging Markets Fund may invest more than 25 percent of its assets in a particular region.  Emerging Markets Fund may invest in companies of any capitalization.
To manage Emerging Markets Fund's assets, the fund allocates its assets between two proprietary strategies: an alpha modeling strategy and a risk-parity strategy.  The alpha modeling strategy integrates a variety of measures including firm-specific, sector-specific and region-specific factors using a quantitative framework to build custom-tailored alpha models for a universe of emerging markets securities.  The risk-parity strategy deploys a proprietary portfolio construction process in an attempt to balance risk across the countries, sectors and issuers represented in the MSCI EM.  The sub-adviser seeks to identify the contribution to a portfolio's risk from exposures to various countries, sectors, and issuers then attempts to balance risk across these dimensions to improve diversification, rather than rely on the securities' market weights reflected in the MSCI EM.  The Emerging Markets Fund currently invests in Pear Tree PanAgora Risk Parity Emerging Markets Fund to achieve its risk-parity exposure.
In addition to emerging markets securities, Emerging Markets Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for cash-equitization purposes (e.g., for management of temporary cash positions).  Emerging Markets Fund also may lend its securities. Emerging Markets Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

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The rest of the Summary Prospectus and Prospectus remain unchanged.

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